UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024

GlycoMimetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36177	06-1686563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9708 Medical Center Drive

Rockville, MD 20850

(Address of principal executive offices, including zip code)

(240) 243-1201

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GLYC	The Nasdaq Stock Market

Indícate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2024 Annual Meeting of Stockholders held on May 1, 2024 (the “Annual Meeting”), the stockholders of GlycoMimetics, Inc. (the “Company”) approved (i) an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to increase the authorized number of shares of the Company’s common stock from 100,000,000 to 150,000,000 shares and (ii) an amendment to the Restated Certificate to include a provision eliminating or limiting monetary liability for specified corporate officers for breach of fiduciary duty in certain actions as permitted by the General Corporation Law of the State of Delaware. The increase in the authorized number of shares of the Company’s common stock and the addition of the officer exculpation provision were effected pursuant to Certificates of Amendment of the Amended and Restated Certificate of Incorporation (the “Certificates of Amendment”) filed with the Secretary of State of the State of Delaware on May 1, 2024 and were effective as of such date.

The foregoing description is qualified in its entirety by the Certificates of Amendment, which are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 1, 2024, the stockholders of the Company considered five proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2024 (the “Proxy Statement”).  Of the 64,450,385 shares outstanding as of the record date, 50,481,107 shares, or 78.3%, were present or represented by proxy at the Annual Meeting.

The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of votes withheld, abstentions and broker non-votes with respect to each such matter.

Proposal No. 1:  Stockholders elected two nominees to serve as directors until the 2027 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld
Daniel Junius	34,583,868	2,665,886
Rachel King	37,007,330	242,424

Broker Non-Votes: 13,231,353

Proposal No. 2:  Stockholders ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2024. The votes were cast as follows:

	Votes For	Votes Against	Abstentions
Ratification of appointment of Ernst & Young LLP	50,319,444	40,448	121,215

Proposal No. 3: Stockholders approved, on an advisory basis, the executive compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The votes were cast as follows:

5,2
	Votes For	Votes Against	Abstentions
Approval, on an advisory basis, of the executive compensation of the named executive officers.	35,292,808	1,881,276	75,670

Broker Non-Votes: 13,231,353

Proposal No. 4: Stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to increase the authorized number of shares of common stock from 100,000,000 shares to 150,000,000 shares. The votes were cast as follows:

	Votes For	Votes Against	Abstentions
Amend Certificate of Incorporation to increase authorized shares of common stock from 100,000,000 to 150,000,000.	49,332,242	1,014,592	134,273

Broker Non-Votes: 0

Proposal No. 5: Stockholders approved an amendment to the Restated Certificate to reflect new Delaware law provisions regarding officer exculpation. The votes were cast as follows:

6,172,8
	Votes For	Votes Against	Abstentions
Amend Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.	36,172,684	1,045,748	31,322

Broker Non-Votes: 13,231,353

Item 9.01Financial Statements and Exhibits

(d) Exhibits

9,

Exhibit
Number	Exhibit Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation.
3.2	Certificate of Amendment of the Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLYCOMIMETICS, INC.

	By:	/s/ Brian M. Hahn
Date: May 2, 2024		Brian M. Hahn Senior Vice President and Chief Financial Officer

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